UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 NE Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (855) 884-0575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
From time to time, senior management of Pioneer Energy Services (the “Company”) meets with groups of investors and business analysts. The slides attached to this report have been prepared in connection with management's participation in such meetings and participation in the 2015 Goldman Sachs Global Energy Conference on January 8, 2015. The slides provide an update on the Company's operations and certain recent developments, including forward-looking thoughts and comments for 2015.
Among others, the recent updates include:
•Current drilling utilization is 84%.
•Have received early termination notices effective in the first quarter related to four rigs with termination payments expected to be approximately $17 million in aggregate.
•Additional seven rigs are expected to go idle in the next month with an additional two rigs going idle by the end of the first quarter (primarily mechanical rigs drilling vertical wells in West Texas).
•In Colombia, a minimum of five rigs are anticipated to be extended through mid-2015 at a slight discount to current dayrates.
Among others, the comments on 2015 include:
•Capital Expenditures
◦Given the market outlook, capital expenditures for 2015 are expected to be $195 million to $215 million, down from the original guidance of $250 million to $270 million.
•Production Services
◦Production service activity levels are expected to remain relatively high as operators focus spending on maintaining existing production.
◦Pricing pressure will be in place throughout 2015.
•Drilling - US
◦All rig classes will experience some decreases in pricing and utilization, with the mechanical rig fleet most severely impacted.
◦Continuing efforts to sell 60-Series and mechanical rigs.
•Drilling - Colombia
◦A minimum of five rigs are anticipated to be extended through mid-2015 at a slight discount to current dayrates.
◦Remaining rigs are being actively marketed with multiple clients in Colombia to diversify client base.
The slides are included in Exhibit 99.1 to this report and are incorporated herein by reference. The slides are available on the Company's website at www.pioneeres.com.
Safe Harbor Statement

Statements contained in this report and Exhibit 99.1 to this report that state the Company's or its management's expectations and assumptions about future events are forward-looking statements intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results could differ materially from those projected or assumed in such forward-looking statements. Factors that could affect those results include, among others, those mentioned in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013 and the Company's quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 which have been filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
99.1    Slides for Company presentations to be used from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PIONEER ENERGY SERVICES

By: /s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: January 8, 2015